Commitments and Contingent Liabilities	9 Months Ended
Sep. 30, 2018
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 7 - COMMITMENTS AND CONTINGENCIES

a.

In September 2017, UPI entered into a new lease agreement for its New York headquarters. The lease agreement commenced in October 2017 and shall terminate in February 2021. The total contractual obligation for the duration of the lease is approximately $2,130.

b.

In April 2018, UPI entered into a new lease agreement for an office in Los Angeles, CA. The lease commenced in July 2018 and shall terminate in March 2024. In order to make the space usable for its operations, substantial improvements were made.  UPI’s landlord agreed to pay approximately $196 of the improvements, and the Company bore any additional costs incurred.  As such, the Company determined that it is the owner of the improvements and account for these improvements as a lease incentive.  The deferred lease incentive is being amortized as a partial offset to rent expense over the term of the lease. The total contractual obligation for the duration of the lease is approximately $1,400.

c.

Through September 30, 2018, the Company has received grants of $2,100 in the aggregate from the Israeli Innovation Authority, or IIA, for research and development funding. Pursuant to the terms of the grants, the Company is obligated to pay the IIA royalties of 3.0% to 5.0% on revenues from sales of products developed from a project financed in whole or in part by IIA grants, up to a limit of 100% of the amount of the grant received, plus annual interest calculated at a rate based on 12-month LIBOR. As of September 30, 2018, the Company has accrued $800 in royalties due to the IIA, which has been recorded in cost of revenues in our results of operations for the nine and three months ended September 30, 2018.